AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 26, 1997.

                                                                    File Nos.
                                                                    33-20313
                                                                    811-5479
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                      (X)

     Post-Effective Amendment No. 16

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  19

                     TEMPLETON VARIABLE PRODUCTS SERIES FUND
               (Exact Name of Registrant as Specified in Charter)

                           500 East Broward Blvd., Suite 2100
                           Fort Lauderdale, FLORIDA 33396-3091
                   (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code:(813) 823-8712

                          500 East Broward Blvd., Suite 2100
                          Fort Lauderdale, FLORIDA 33396-3091
                 (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

     [ ] immediately  upon filing  pursuant to paragraph (b)
     [X] on December 1, 1997  pursuant  to  paragraph  (b)
     [ ] 60 days  after  filing  pursuant  to paragraph (a)(1)
     [ ] on (date)  pursuant to  paragraph  (a)(1)
     [ ] 75 days after filing  pursuant to paragraph  (a)(2)
     [ ] on ____,  1997  pursuant to paragraph (a)(2)of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.


                     TEMPLETON VARIABLE PRODUCTS SERIES FUND
                              CROSS REFERENCE SHEET
                                    FORM N-1A

Part A: Information Required in Prospectus
                    (For Templeton Stock Fund Class 1 Shares)

N-1A                                                Location in
Item No.     Item                                   Registration Statement

1.           Cover Page                             Cover Page

2.           Synopsis                               Not Applicable

3.           Condensed Financial Information        "Financial Highlights"

4.           General Description                    "Investment Objective and
                                                    Policies; Description of
                                                    Securities and
                                                    Investment Techniques"

5.           Management of the Fund                 "Management of Trust"

5A.          Management's Discussion of Fund        Contained in Registrant's
                                                    Annual Report to
                                                    Shareholders


6.           Capital Stock and Other Securities     "Dividends and
                                                    Distributions"; "Other
                                                    Information"

7.           Purchase of Securities Being Offered   "Purchase of Shares"; "Net
                                                     Asset Value"

8.           Redemption or Repurchase               "Redemption of Shares"

9.           Pending Legal Proceedings              Not Applicable

This Amendment to the registration statement on Form N-1A ("Registration Statement") is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to supplement the Registration Statement with a separate prospectus describing Class 1 Shares of Templeton Stock Fund, a diversified series of the Registrant ("Stock Fund Prospectus"). The Stock Fund Prospectus contains additional expense disclosure not otherwise included in the Registration Statement and will be used solely to accompany the proxy statement to be distributed to shareholders of another investment company who will vote on a proposed merger with Templeton Stock Fund. This Amendment relates only to the Stock Fund Prospectus included in this Amendment and does not otherwise delete, amend or supersede any information contained in the Registration Statement, including the other form of prospectus for the Templeton Stock Fund (Class 1) contained in Post-Effective Amendment No. 15.

[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]

TEMPLETON  VARIABLE  PRODUCTS  SERIES FUND  PROSPECTUS -- MAY 1, 1997
TEMPLETON STOCK FUND                        as amended December 1, 1997

CLASS 1 SHARES

-------------------------------------------------------------------------------

This Prospectus offers only Class 1 shares of Templeton Stock Fund ("Fund"), a diversified series of Templeton Variable Products Series Fund (the "Trust"), an open-end, management investment company. It contains information that a prospective investor should know before investing.

Shares of the Fund are currently sold only to insurance company separate accounts ("Separate Accounts") to serve as the investment vehicle for both variable annuity and variable life insurance contracts (the "Contracts"). The Contracts involve certain fees and expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to different investment vehicles. In particular, certain series or classes of the Trust may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding fees and expenses of the Contract and any applicable restrictions or limitations.

The Fund has two classes of shares: Class 1 and Class 2. This prospectus offers only Class 1 shares and is for use with Contracts that make Class 1-Shares available. For more information about the Fund's classes, see "Other Information--Capitalization and Voting Rights," below.

A Statement of Additional Information ("SAI") dated May 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in and made a part of this Prospectus. The SAI is available without charge upon request to the Trust, 500 East Broward Blvd., Suite 2100 Fort Lauderdale, Florida 33396-3091 or by calling 1-800-774-5001 or 1-813-823-8712.

--------------------------------------------------------------------------------
TABLE OF CONTENTS                         PAGE
---------------------

EXPENSE SUMMARY.....................     .T-2
FINANCIAL HIGHLIGHTS..................... T-3
INVESTMENT OBJECTIVE AND POLICIES........ T-4
DESCRIPTION OF SECURITIES AND
INVESTMENT TECHNIQUES.................... T-4
RISK FACTORS............................. T-7
PURCHASE OF SHARES....................... T-9
NET ASSET VALUE.......................... T-10
REDEMPTION OF SHARES....................  T-10
EXCHANGES...............................  T-10
MANAGEMENT OF THE TRUST.................  T-10
DIVIDENDS AND DISTRIBUTIONS.............  T-12
FEDERAL INCOME TAX STATUS...............  T-12
OTHER INFORMATION.......................  T-13
--------------------------------------------------------------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS OFFERING THE VARIABLE INSURANCE CONTRACT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country, in which the offering is unauthorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus.

EXPENSE SUMMARY - CLASS 1 SHARES

This table is designed to help you understand the costs of investing in Class 1 shares of the Fund. Except as indicated below, it is based on the historical expenses of the Class 1 shares for the fiscal year ended December 31, 1996. The Fund's actual expenses may vary.

SHARES OF THE FUND ARE SOLD ONLY TO INSURANCE COMPANIES FOR USE IN VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS ("CONTRACTS"). INVESTORS IN SUCH CONTRACTS SHOULD CONSIDER THE FUND EXPENSES LISTED BELOW AS WELL AS THE ADDITIONAL EXPENSES LISTED IN THE CONTRACT PROSPECTUS OR DISCLOSURE DOCUMENT.

A.   SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Charge
           (as a percentage of Offering Price)
     Paid at time of purchase                                 0.00%
     Paid at redemption                                       0.00%

B.   ANNUAL FUND OPERATING EXPENSES
           (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     Management Fees                                          0.70%*
     Other Expenses                                           0.18%
     TOTAL FUND OPERATING EXPENSES                            0.88%*

C.   EXAMPLE

Assume the annual return on the Fund's Class 1 shares is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

      ONE YEAR         THREE YEARS       FIVE YEARS        TEN YEARS
        $9                 $28              $49              $108

THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of Class 1 Shares and are not directly charged to your account. As noted above, these expenses do not include Contract expenses.

*Management fees and total operating expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. See "Management of the Fund" below for details. Actual management fees and total fund operating expenses before May 1, 1997 were lower.





                             FINANCIAL HIGHLIGHTS

           FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

This table summarizes the Fund's financial history. The information has been audited by McGladrey & Pullen, LLP, the Trust's independent auditors. Their audit report for each of the last five fiscal years, appears in the financial statements in the Trust's Annual Report for the fiscal year ended December 31, 1996. The Trust's annual report also includes more information about the Fund's performance. For a free copy, please call 1-800-774-5001.

                                                         YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------
                         1996       1995      1994      1993      1992      1991     1990       1989     1988*
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE (for a
 share outstanding
 throughout the year)
NET ASSET VALUE,
 BEGINNING OF YEAR..... $20.83     $16.94   $17.53    $13.33     $12.72   $10.29   $11.75     $10.25    $10.00
---------------------------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income     .41        .40      .26       .23        .25      .27      .32        .18       .18
 Net realized and
  unrealized gain
  (loss)...............   3.88       3.80     (.64)     4.23        .64     2.49    (1.57)      1.34      .071
                          --------  --------  --------   --------  --------    --------  -------   -------  -----
  TOTAL FROM INVESTMENT
   OPERATIONS...........  4.29       4.20     (.38)     4.46        .89     2.76    (1.25)      1.52       .25
---------------------------------------------------------------------------------------------------------------
Distributions:
 Dividends from net
  investment income..... (.40)       (.27)    (.21)     (.25)      (.28)   (.33)    (.19)      (.02)        --
 Distributions from net
  realized gains........(1.84)       (.04)              (.01)              (.02)
                          --------  --------  --------   --------  --------    --------  -------   -------  -----
  TOTAL DISTRIBUTIONS.. (2.24)       (.31)    (.21)     (.26)      (.28)   (.33)    (.21)
(.02)         --
---------------------------------------------------------------------------------------------------------------
Change in net asset
 value.................. 2.05         3.89    (.59)      4.20        .61    2.43   (1.46)      1.50       .25
                          --------  --------  --------   --------  ------   --    --------  -------   -------  -----
NET ASSET VALUE,
 END OF YEAR......... $ 22.88      $ 20.83  $ 16.94    $17.53     $13.33  $12.72 $ 10.29    $ 11.00    $10.23
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN+........   22.48%       25.24%   (2.20)%   34.00%      7.12%  27.93% (10.23)%    14.85%     2.50%
RATIOS/SUPPLEMENTAL DATA
Net assets
 end of year (000)....$644,366     $498,777 $378,849  $298,392   $166,219 $116,943 $74,264   $49,787    $3,037
Ratio of expenses to
 average net assets...    .65%         .66%     .73%      .73%       .75%     .82%    .85%     1.08%     4.39%**
Ratio of expenses, net
 of reimbursement, to
 average net assets....   .65%         .66%     .73%      .73%       .75%     .82%    .85%      .99%     1.50%**
Ratio of net investment
 income to average
 net assets...........   2.06%        2.18%    1.81%     1.88%      2.36%    2.82%   3.78%     3.63%     5.55%**
Portfolio turnover rate 23.40%       33.93%    5.10%     4.88%      8.10%   41.24%  17.94%     5.27%      --
Average commission rate
 paid (per share).       $.009
---------------------------------------------------------------------------------------------------------------

*  Period from August 31, 1988  (commencement  of  operations)  to December  31,
   1988.
** Annualized.
+ Total return figures do not include charges applied under the contracts. Inclusion of such charges would reduce the total return figures for all periods shown.

                       INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. In the pursuit of its investment objective, the Fund will normally maintain at least 65% of its assets in common and preferred stocks. The Fund may also invest in securities convertible into common stocks rated in any category by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") and securities which are unrated by any rating agency. See the Appendix in the Statement of Additional Information for a description of the S&P and Moody's ratings. Current income will usually be a less significant factor in selecting investments for the Fund. The Fund will invest predominantly in equity securities issued by large-cap and mid-cap companies. Large-cap companies are those which have market capitalizations of $5 billion or more; mid-cap companies are those which have market capitalizations of $1 billion to $5 billion. It may also invest to a lesser degree in smaller capitalization companies, which may be subject to different and greater risks. See "Risk Factors," below.

The Fund and its investment manager, Templeton Investment Counsel, Inc. ("TICI" or the "Investment Manager"), may, from time to time, use various methods of selecting securities for the Fund's portfolio, and may also employ and rely on independent or affiliated sources of information and ideas in connection with management of the Fund's portfolio. There can be no assurance that the Fund will achieve its investment objective.

For temporary defensive purposes, the Fund may invest without limit in commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities, corporate debt obligations, and repurchase agreements with respect to these securities. The Fund may also enter into firm commitment agreements, purchase securities on a "when-issued" basis, invest in restricted securities, such as private placements, borrow money for investment purposes and lend its portfolio securities. (See "Description of Securities and Investment Techniques.")

The Fund may also purchase and sell stock index futures contracts for hedging purposes only and not for speculation. It may engage in such transactions only if the total contract value of the futures contracts does not exceed 20% of the Fund's total assets. (See "Description of Securities and Investment Techniques.")

The Fund is subject to investment restrictions that are described under the heading "Investment Restrictions" in the Statement of Additional Information. Those investment restrictions so designated and the investment objective of the Fund are "fundamental policies" of the Fund, which means that they may not be changed without a majority vote of Shareholders of the Fund. With the exception of the Fund's investment objective and those restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Board of Trustees may change them without Shareholder approval.

Certain types of investments and investment techniques are described in greater detail under "Description of Securities and Investment Techniques" in this Prospectus and also in the SAI.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The Fund is authorized to invest in securities and use the various investment techniques described below. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, some of these strategies cannot at the present time be used to a significant extent by the Fund in some of the markets in which the Fund will invest and may not be available for extensive use in the future.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills and bonds, which are direct obligations of the U.S. Treasury, and Government National Mortgage Association ("GNMA") certificates, the principal and interest of which the Treasury guarantees, are supported by the full faith and credit of the Treasury; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. GNMA certificates represent part ownership of a pool of mortgage loans on which interest and principal payments are guaranteed by the Treasury. Principal is repaid monthly over the term of the loan. Expected payments may be delayed due to the delays in registering newly traded certificates. The mortgage loans will be subject to normal principal amortization and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

BANK OBLIGATIONS

The Fund may invest in certificates of deposit, which are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. The Fund may invest in bankers' acceptances, which are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. The Fund may invest in dollar-denominated certificates of deposit and bankers' acceptances of foreign and domestic banks having total assets in excess of $1 billion. The Fund may also invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion.

COMMERCIAL PAPER

The Fund may invest in commercial paper. Investments in commercial paper are limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix in the SAI for a description of these ratings.

DEBT SECURITIES

Debt securities in which the Fund may invest consistent with its investment objective and policies may include many types of debt obligations of both domestic and foreign issuers such as bonds, debentures, notes, commercial paper, structured investments and obligations issued or guaranteed by governments or government agencies or instrumentalities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

The Fund may invest in medium and lower quality debt securities that are rated between BBB and as low as D by S&P, and between Baa and as low as C by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Manager. As an operating policy, which may be changed by the Board of Trustees without shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Manager. The Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the Investment Manager, the issuer may resume interest payments in the near future or other advantageous developments appear likely in the future. As a fundamental policy, the Fund will not invest more than 10% of its total assets in defaulted debt securities, which may be illiquid. Bonds rated BB or lower, commonly referred to as "junk bonds," are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Issuers of bonds rated Ca may often be in default. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the Fund's Investment Manager to determine that the planned investment is sound. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Many debt obligations of foreign issuers, and especially developing markets issuers, are either (i) rated below investment grade or (ii) not rated by U.S. rating agencies so that their selection depends on the Investment Manager's individual analysis.

Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower rated securities generally fluctuate more than those of higher rated securities. As a result, lower rated securities involve greater risk of loss of income and principal than higher rated securities. A full discussion of the risks of investing in lower quality debt securities is contained under the caption "Risk Factors" in the SAI. For a description of debt securities ratings, see the Appendix to the SAI.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. When the Fund acquires a security from a bank or a registered broker-dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a specified time and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed upon rate of return, which is not tied to the coupon rate on the underlying security. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized. However, if the seller should default on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security should decline, as well as incur disposition costs in liquidating the security.

BORROWING

The Fund may borrow up to 30% of the value of its net assets to increase its holdings of portfolio securities. Under federal securities laws, the Fund may borrow from banks only, and is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

WHEN-ISSUED SECURITIES

The Fund may purchase securities on a "when-issued" basis. New issues of certain debt securities are often offered on a when-issued basis, meaning that the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally takes place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend to broker-dealers or U.S. banks portfolio securities with an aggregate market value of up to one-third of its total assets to generate income. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within five business days. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of collateral falls below the market value of the borrowed securities.

RESTRICTED SECURITIES

The Fund may invest in restricted securities, which are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable. No restricted securities and no securities for which there is not a readily available market ("illiquid assets") will be acquired by the Fund if such acquisition would cause the aggregate value of illiquid assets and restricted securities to exceed 15% of the Fund's total
assets.   Restricted  securities  may  be  sold  only  in  privately  negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined by the management and approved in good faith by the Board of Trustees.

DEPOSITARY RECEIPTS

The Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of each Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

FUTURES CONTRACTS

Also, for hedging purposes only, the Fund may purchase and sell stock index futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, the Fund must deposit in a segregated account additional cash or high quality debt securities to ensure the futures contracts are unleveraged. The value of assets held in the segregated account must be equal to the daily market value of all outstanding futures contracts less any amounts deposited as margin.

                                  RISK FACTORS

Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Fund; nor can there be any assurance that the Fund's investment objective will be attained. As with any investment in securities, the value of, and income from, an investment in the Fund can decrease as well as increase, depending on a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions and market factors. In addition to the factors which affect the value of individual securities, a Shareholder may anticipate that the value of the Shares of the Fund will fluctuate with movements in the broader equity and bond markets, as well. A decline in the stock market of any country in which the Fund is invested in equity securities may also be reflected in declines in the price of the Shares of the Fund. Changes in currency valuations will affect the price of the Shares of the Fund. History reflects both decreases and increases in stock markets, the prevailing rate of interest, and currency valuations, and these may reoccur unpredictably in the future. Additionally, investment decisions made by the Investment Manager will not always be profitable or prove to have been correct. The Fund is not intended as a complete investment program.

The Fund is authorized to purchase securities in any foreign country, developed or underdeveloped. An investor should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets, including certain Eastern European countries. See "Investment Objectives and Policies--Risk Factors" in the SAI. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock movements, default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. Also, some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries.

Brokerage commissions, custodial services and other costs relating to investment in foreign countries are generally more expensive than in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

As a non-fundamental policy, the Fund will limit its investments in Russian securities to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss (including risk of total loss) arising out of Russia's system of share registration and custody. For more information on these risks and other risks associated with Russian securities, please see "Investment Objectives and Policies--Risk Factors" in the SAI.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. The Fund may invest in Eastern European countries, which involves special risks that are described under "Investment Objectives and Policies--Risk Factors" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Hong Kong reverted to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

The Fund may invest in companies with relatively small revenues and limited product lines. Smaller capitalization companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. Due to these and other factors, smaller companies may suffer significant losses, as well as realize substantial growth.

The Fund is authorized to invest in medium quality or high-risk, lower quality debt securities that are rated between BBB and as low as D by S&P, and between Baa and as low as C by Moody's or, if unrated, are of equivalent investment quality as determined by the Investment Manager. As an operating policy, which may be changed by the Board of Trustees without Shareholder approval, the Fund will not invest more than 5% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's. See "Investment Objectives and Policies--Debt Securities" in the SAI for descriptions of debt securities rated lower than BBB by S&P and Baa by Moody's.

High-risk, lower quality debt securities commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. The market value of junk bonds tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated obligations, which react primarily to fluctuations in the general level of interest rates. Lower rated obligations tend to be more sensitive to economic conditions.

The Fund may have difficulty disposing of certain high yielding obligations because there may be a thin trading market for a particular obligation at any given time. Reduced liquidity in the secondary market may have an adverse impact on market price, and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Investments may also be evaluated in the context of economic and political conditions in the issuer's domicile, such as the inflation rate, growth prospects, global trade patterns and government policies. In the event the rating on an issue held in the Fund's portfolio is changed by the rating service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

The Fund will usually effect currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (to cover service charges) will be incurred when the Fund converts assets from one currency to another.

Successful use of stock index futures contracts is subject to special risk considerations and transaction costs. A liquid secondary market for futures contracts may not be available when a position is sought to be closed. Successful use of futures contracts is further dependent on the ability of the Fund's Investment Manager to correctly predict movements in the securities markets and no assurance can be given that its judgment will be correct.

There are further risk factors, including possible losses through the holding of securities in domestic and foreign custodian banks and depositories, described elsewhere in the Prospectus and in the SAI.

                               PURCHASE OF SHARES

Class 1 shares of the Fund are offered on a continuous basis at their net asset value only to separate accounts ("Separate Accounts") of insurance companies ("Insurance Companies") to serve as the underlying investment vehicle for both variable annuity and variable life insurance contracts ("Contracts"). Individuals may not purchase these shares directly from the Fund. Please read the prospectus of the Insurance Company Separate Account for more information on the purchase of the Fund's Class 1 shares.

The Trust serves as investment vehicle for both variable annuity and variable life insurance contracts, and for both variable life insurance contracts of an Insurance Company and other variable contracts of unaffiliated Insurance Companies. Therefore, the Trust's Board of Trustees monitors events in order to identify any material conflicts between variable annuity contract owners and variable life contract owners and/or between Separate Accounts of different Insurance Companies, as the case may be, and will determine what action, if any, should be taken in the event of such a conflict. Although the Trust does not currently foresee any disadvantages to contract owners, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, the management of investments, or other considerations. If such a conflict were to occur, one of the Separate Accounts might withdraw its investment in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices.

Initial and subsequent payments allocated to the Class 1 shares of the Fund may be subject to limits applicable in the Contract purchased.

                                NET ASSET VALUE

The net asset value per share of each class of the Fund is determined as of the scheduled close of the NYSE generally 4:00 p.m., Eastern time. The Net Asset Value of all outstanding shares of each class of the Fund is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate the Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The assets in the Fund's portfolio are valued as described under "Purchase, Redemption and Pricing of Shares" in the SAI.

                              REDEMPTION OF SHARES

The Trust will redeem all full and fractional Shares presented for redemption on any business day. Redemptions are effected at the per Share net asset value next determined after receipt of proper notice of the redemption. Redemption proceeds normally will be paid to the Insurance Company within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. The Trust will redeem Shares of the Fund solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one Shareholder. In consideration of the best interests of the remaining Shareholders, the Trust reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that Shares would ever be redeemed in kind. If Shares are redeemed in kind, however, the redeeming Shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Please refer to the prospectus of your Insurance Company's Separate Account for information on how to redeem Shares of the Fund.

                                   EXCHANGES

Class 1 shares of the Fund may be exchanged for shares of other funds or classes available as investment options under the Contracts subject to the terms of the Contract prospectus. Exchanges are treated as a redemption of shares of one class or fund and a purchase of shares of one or more of the other classes or funds and are effected at the respective net asset value per share of the class of each fund on the date of the exchange. Please refer to the prospectus of your Insurance Company's Separate Account for more information concerning exchanges.

                            MANAGEMENT OF THE TRUST

THE BOARD

The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER

Templeton Investment Counsel, Inc., is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. TICI manages the Fund's assets and makes its investment decisions. TICI also performs similar services for other funds. TICI is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together TICI and its affiliates manage over $179 billion in assets. The Templeton organization has been investing globally since 1940. TICI and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, U.S., and Vietnam. Please see "Investment Management and Other Services" and "Brokerage Allocation" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

PORTFOLIO MANAGEMENT

The lead portfolio manager for the Fund since 1995 is Mark R. Beveridge. Mr. Beveridge, Vice President of TICI, joined the Templeton organization in 1985. He has responsibility for the industrial component appliances/ household durables industries, and has market coverage of Argentina, Denmark and Thailand. Prior to joining the Templeton organization, Mr. Beveridge was a principal with a financial accounting software firm based in Miami, Florida. He has a Bachelors Degree in Business Administration with emphasis in finance from the University of Miami.

William T. Howard Jr., Vice President of TICI and Howard J. Leonard, Senior Vice President of TICI, exercise secondary portfolio management responsibilities. Mr. Howard holds a BA in international studies from Rhodes College and an MBA in finance from Emory University. He is a Chartered Financial Analyst and a member of the Financial Analyst Society. Before joining the Templeton Organization in 1993, Mr. Howard was a portfolio manager and analyst with the Tennessee Consolidated Retirement System in Nashville, Tennessee, where he was responsible for research and management of the international equity portfolio, and specialized in the Japanese equity market. As a portfolio manager and research analyst with Templeton, Mr. Howard's research responsibilities include the transportation, shipping, machinery and engineering industries worldwide. He is also responsible for country coverage of both Japan and New Zealand. He has managed the Fund since June 1996. Mr. Leonard has research responsibilities for the global forest products, money management and airline industries, and coverage of Indonesia, Switzerland, Brazil and India. Prior to joining the Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank, where he was responsible for equity and fixed income research activities and its proxy voting service for large pension plan sponsors. He also previously worked at Provident National Bank as a security analyst. Mr. Leonard holds a B.B.A. in Finance and Economics from Temple University.

MANAGEMENT FEES

Effective May 1, 1997 a new investment management agreement, approved by shareholders at a special meeting held on February 10, 1997, provides that the Fund will pay its Investment Manager a monthly fee equal on an annual basis to 0.75% of the Fund's average daily net assets up to $200 million, 0.675% of such net assets up to $1.3 billion, and 0.60% of such net assets over $1.3 billion.

For the fiscal year ended December 31, 1996, the Fund paid 0.47% of its average daily net assets in management fees.

PORTFOLIO TRANSACTIONS

TICI tries to obtain the best execution on all transactions. If TICI believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "Brokerage Allocation" in the SAI for more information.

ADMINISTRATIVE SERVICES

Templeton Funds Annuity Company ("Administrator"), 100 Fountain Parkway, St. Petersburg, Florida 33716-1205, telephone (800) 774-5001 or (813) 823-8712, provides certain administrative services and facilities for the Fund.

During the fiscal year ended December 31, 1996, administration fees totaling 0.11% of the average daily net assets of the Trust were paid to the Administrator. Please see "Fund Administrator" in the SAI for more information.

TOTAL EXPENSES

During the fiscal year ended December 31, 1996, the total fund operating expenses were 0.65% of the Fund's daily net assets.

DISTRIBUTOR

The Trust's principal underwriter is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205, toll free telephone (800) 292- 9293.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund normally intends to pay annual dividends representing substantially all of its net investment income and to distribute annually any net realized capital gains. Dividends and capital gains are calculated and distributed the same way for each class of shares. The amount of any income dividends per share will differ for each class, however, generally due to the difference in the applicable Rule 12b-1 fees. Class 1 shares are not subject to Rule 12b-1 fees.

Any distributions made by the Fund will be automatically reinvested in additional Shares of the same class of the Fund, unless an election is made on behalf of a Shareholder to receive distributions in cash. Dividends or distributions by the Fund will reduce the per share net asset value by the per share amount so paid.

                           FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). If the Fund so qualifies, it generally will not be subject to federal income taxes on amounts distributed to Shareholders. In order to qualify as a regulated investment company, the Fund must, among other things, meet certain source of income requirements. In addition, the Fund must diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. See the SAI for more information about this tax and its applicability to the Fund.

Distributions of any net investment income and of any net realized short-term capital gains in excess of net realized long-term capital losses are treated as ordinary income for tax purposes in the hands of the Shareholder (the Separate Account). The excess of any net long-term capital gains over net short-term capital losses will, to the extent distributed and designated by the Fund as a capital gain dividend, be treated as long-term capital gains in the hands of the Separate Account regardless of the length of time the Separate Account may have held the Shares. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Reference is made to the prospectus for the applicable Contract for information regarding the federal income tax treatment of distributions to an owner of a Contract.

To comply with regulations under Section 817(h) of the Code the Fund is required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For this purpose, in the case of U.S.

Government securities, each U.S. Government agency or instrumentality is treated as a separate issuer. Any securities issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an instrumentality of the U.S. Government are treated as a U.S. Government security for this purpose.

The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a Separate Account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the Separate Account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding Shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the Shares of the Fund underlying the Separate Account.

                               OTHER INFORMATION

THE FUND'S ORGANIZATION

The Trust was organized as a Massachusetts business trust on February 25, 1988 and currently consists of nine separately managed funds. Each class of each fund in the Trust is offered through a separate prospectus and is sold only to Insurance Company Separate Accounts to serve as an investment vehicle for variable annuity and variable life insurance contracts. The Templeton Money Market Fund has a single class of shares. The other eight funds ("Multiclass Funds") began offering two classes of shares, Class 1 and Class 2, on May 1, 1997; all shares of the Multiclass Funds purchased before that date are considered Class 1 shares. Class 2 shares of the Multiclass Funds are subject to a Rule 12b-1 fees of 0.25% (0.15% in the case of the Bond Fund) per year of Class 2's average daily net assets. Rule 12b-1 fees will affect performance of Class 2 Shares. Shares of the Templeton Money Market Fund and Class 1 Shares of the Multiclass Funds are not subject to Rule 12b-1 fees. The Board of Trustees may establish additional funds or classes in the future.

The capitalization of the Trust consists solely of an unlimited number of Shares of beneficial interest with a par value of $0.01 each. When issued, Shares of the Trust are fully paid, non-assessable by the Trust and freely transferable.

Unlike the stockholder of a corporation, Shareholders could under certain circumstances be held personally liable for the obligations of the Trust. The Declaration of Trust, however, disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Shareholder held personally liable for the obligations of the Trust. The risk of a Shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

Shareholders of the Trust are given certain voting rights. Shares of each class of a fund represent proportionate interests in the assets of the fund, and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by federal securities law.

Each share of each class of a fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance or annuity contracts. The Separate Accounts, as Shareholders of the Trust, are entitled to vote the Shares of the Trust at any regular and special meeting of the Shareholders of the Trust. However, the Separate Accounts will generally vote their shares in accordance with instructions received from owners of the variable contracts. See the Separate Account prospectus for more information regarding the pass-through of these voting rights.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific fund of the Trust, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In addition, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the Shareholders of the Trust. In addition, the holders of not less than two-thirds of the outstanding Shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding Shares or other voting interests of the Trust. The Trust is required to assist in Shareholders' communications. In accordance with current laws, an Insurance Company issuing a variable life insurance or annuity contract that participates in the Trust will request voting instructions from contract owners and will vote Shares or other voting interests in the Separate Account in proportion to the voting instructions received.

For more information on the Trust, the Fund, and its investment activity and concurrent risks, an SAI may be obtained without charge upon request to the Trust at the telephone number or address listed on the cover page of this prospectus.

PERFORMANCE INFORMATION

From time to time, each class of the Fund advertises its performance. Performance information for a class of the Fund will generally not be advertised unless accompanied by comparable performance information for a Separate Account to which the Fund offers shares of that class.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Net Asset Value of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund. Quotations of yield or total return for a class of the Fund will not take into account charges and deductions against any Separate Account to which the Fund's shares are sold or charges and deductions against variable insurance contracts, although comparable performance information for a Separate Account will take such charges into account.

The investment results for each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a description of the methods used to calculate performance for the Fund, see "Performance Information" in the SAI.

STATEMENTS AND REPORTS

The Trust's fiscal year ends on December 31. Annual reports containing audited financial statements of the Fund and semi-annual reports containing unaudited financial statements, as well as proxy materials are sent to Contract Owners, annuitants or beneficiaries, as appropriate. Inquires may be directed to the Fund at the telephone number or address set forth on the cover page of this prospectus.

                                      T-13


Parts B and C:

Registrant hereby incorporates by reference Parts B and C of the Registrant's N-1A filing on April 30, 1997.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this post-effective amendment to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 26th day of November, 1997.



                     TEMPLETON VARIABLE PRODUCTS SERIES FUND

                             By: /s/Charles E. Johnson*
                          Charles E. Johnson, President

                            *By:/s/ Karen L. Skidmore
                                Karen L. Skidmore
                               as attorney-in-fact


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Charles E. Johnson*             Principal Executive Officer and Trustee
Charles E. Johnson              Dated:  November 26, 1997

Fred R. Millsaps*               Trustee
Fred R. Millsaps                Dated: November 26, 1997

Edith E. Holiday*               Trustee
Edith E. Holiday                Dated: November 26, 1997

Betty P. Krahmer*               Trustee
Betty P. Krahmer                Dated: November 26, 1997

Charles B. Johnson*             Trustee
Charles B. Johnson              Dated: November 26, 1997

Harris J. Aston*                Trustee
Harris J. Ashton                Dated: November 26, 1997

S. Joseph Fortunato*            Trustee
S. Joseph Fortunato             Dated: November 26, 1997

Andrew H. Hines, Jr.*           Trustee
Andrew H. Hines, Jr.            Dated:November 26, 1997

Gordon S. Macklin*              Trustee
Gordon S. Macklin               Dated: November 26, 1997

Nicholas F. Brady*              Trustee
Nicholas F. Brady               Dated: November 26, 1997


*By
       /s/Karen L. Skidmore, Attorney-in-Fact
       (Pursuant to Powers of Attorney listed in item 17)